Exhibit 99(b)

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF NET INCOME
FOR THE THREE MONTHS ENDED APRIL 28, 2013 AND APRIL 29, 2012
(UNAUDITED)
(Amounts in Thousands, Except for Per Share Data)

	THREE MONTHS ENDED

	Amounts			Percent of Sales
	April 28,	April 29,	% Over	April 28,	April 29,
	2013	2012	(Under)	2013	2012

Net sales	$70,375	75,711	(7.0)%	100.0%	100.0%
Cost of sales	57,527	62,013	(7.2)%	81.7%	81.9%
Gross profit	12,848	13,698	(6.2)%	18.3%	18.1%

Selling, general and
administrative expenses	6,772	8,031	(15.7)%	9.6%	10.6%
Income from operations	6,076	5,667	7.2%	8.6%	7.5%

Interest expense	140	190	(26.3)%	0.2%	0.3%
Interest income	(90)	(121)	(25.6)%	(0.1)%	(0.2)%
Other expense	163	104	56.7%	0.2%	0.1%
Income before income taxes	5,863	5,494	6.7%	8.3%	7.3%

Income taxes*	2,161	2,071	4.3%	36.9%	37.7%
Net income	$3,702	3,423	8.2%	5.3%	4.5%

Net income per share-basic	$0.31	$0.27	14.8%
Net income per share-diluted	$0.30	$0.27	11.1%
Average shares outstanding-basic	12,102	12,513	(3.3)%
Average shares outstanding-diluted	12,323	12,695	(2.9)%

PRESENTATION OF ADJUSTED NET INCOME, ADJUSTED INCOME TAXES AND EARNINGS PER SHARE (1)

	THREE MONTHS ENDED

	Amounts			Percent of Sales
	April 28,	April 29,	% Over	April 28,	April 29,
	2013	2012	(Under)	2013	2012

Income before income taxes (see above)	$5,863	5,494	6.7%	8.3%	7.3%

Adjusted Income taxes (2)*	833	1,016	(18.0)%	14.2%	18.5%
Adjusted net income	5,030	4,478	12.3%	7.1%	5.9%

Adjusted net income per share-basic	$0.42	$0.36	16.7%
Adjusted net income per share-diluted	$0.41	$0.35	17.1%
Average shares outstanding-basic	12,102	12,513	(3.3)%
Average shares outstanding-diluted	12,323	12,695	(2.9)%

(1) Culp, Inc. currently does not incur cash income tax expense in the US due to its $50.7 million in net operating loss carryforwards. Therefore, adjusted net income is calculated using only income tax expense for our subsidiaries located in Canada and China. See reconciliation on page 9 of 9.

(2) Represents estimated income tax expense for our subsidiaries located in Canada and China. See reconciliation on page 9 of 9.

* Percent of sales column for income taxes is calculated as a % of income before income taxes.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF NET INCOME
FOR THE TWELVE MONTHS ENDED APRIL 28, 2013 AND APRIL 29, 2012
(UNAUDITED)
(Amounts in Thousands, Except for Per Share Data)

	TWELVE MONTHS ENDED

	Amounts			Percent of Sales
	April 28,	April 29,	% Over	April 28,	April 29,
	2013	2012	(Under)	2013	2012

Net sales	$268,814	254,443	5.6%	100.0%	100.0%
Cost of sales	219,284	214,711	2.1%	81.6%	84.4%
Gross profit	49,530	39,732	24.7%	18.4%	15.6%

Selling, general and
administrative expenses	28,445	25,026	13.7%	10.6%	9.8%
Income from operations	21,085	14,706	43.4%	7.8%	5.8%

Interest expense	632	780	(19.0)%	0.2%	0.3%
Interest income	(419)	(508)	(17.5)%	(0.2)%	(0.2	) %
Other expense	583	236	147.0%	0.2%	0.1%
Income before income taxes	20,289	14,198	42.9%	7.5%	5.6%

Income taxes*	1,972	902	118.6%	9.7%	6.4%
Net income	$18,317	13,296	37.8%	6.8%	5.2%

Net income per share-basic	$1.50	$1.05	42.9%
Net income per share-diluted	$1.47	$1.03	42.7%
Average shares outstanding-basic	12,235	12,711	(3.7)%
Average shares outstanding-diluted	12,450	12,866	(3.2)%

PRESENTATION OF ADJUSTED NET INCOME, ADJUSTED INCOME TAXES AND EARNINGS PER SHARE (1)

	TWELVE MONTHS ENDED

	Amounts			Percent of Sales
	April 28,	April 29,	% Over	April 28,	April 29,
	2013	2012	(Under)	2013	2012

Income before income taxes (see above)	$20,289	14,198	42.9%	7.5%	5.6%

Adjusted Income taxes (2)*	2,881	2,627	9.7%	14.2%	18.5%
Adjusted net income	17,408	11,571	50.4%	6.5%	4.5%

Adjusted net income per share-basic	$1.42	$0.91	56.0%
Adjusted net income per share-diluted	$1.40	$0.90	55.6%
Average shares outstanding-basic	12,235	12,711	(3.7)%
Average shares outstanding-diluted	12,450	12,866	(3.2)%

(1) Culp, Inc. currently does not incur cash income tax expense in the US due to its $50.7 million in net operating loss carryforwards. Therefore, adjusted net income is calculated using only income tax expense for our subsidiaries located in Canada and China. See reconciliation on page 9 of 9.

(2) Represents estimated income tax expense for our subsidiaries located in Canada and China. See reconciliation on page 9 of 9.

* Percent of sales column for income taxes is calculated as a % of income before income taxes.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED BALANCE SHEETS
APRIL 28, 2013 AND April 29, 2012
Unaudited
(Amounts in Thousands)

	Amounts		Increase
	Aprl 28,	* April 29,	(Decrease)
	2013	2012	Dollars	Percent

Current assets
Cash and cash equivalents	$23,530	$25,023	(1,493)	(6.0	) %
Short-term investments	5,286	5,941	(655)	(11.0	) %
Accounts receivable	23,392	25,055	(1,663)	(6.6	) %
Inventories	38,418	36,373	2,045	5.6%
Deferred income taxes	7,709	2,467	5,242	212.5%
Assets held for sale	-	15	(15)	(100.0	) %
Income taxes receivable	318	-	318	100.0%
Other current assets	2,093	1,989	104	5.2%
Total current assets	100,746	96,863	3,883	4.0%

Property, plant and equipment, net	30,594	31,279	(685)	(2.2	) %
Goodwill	11,462	11,462	-	0.0%
Deferred income taxes	753	3,205	(2,452)	(76.5	) %
Other assets	1,151	1,907	(756)	(39.6	) %

Total assets	$144,706	$144,716	(10)	(0.0	) %

Current liabilities
Current maturities of long-term debt	$2,200	$2,404	(204)	(8.5	) %
Line of credit	561	889	(328)	(36.9	) %
Accounts payable - trade	22,357	30,663	(8,306)	(27.1	) %
Accounts payable - capital expenditures	225	169	56	33.1%
Accrued expenses	11,829	9,321	2,508	26.9%
Accrued restructuring	-	40	(40)	(100.0	) %
Income taxes payable - current	285	642	(357)	(55.6	) %
Total current liabilities	37,457	44,128	(6,671)	(15.1	) %

Income taxes payable - long-term	4,191	4,164	27	0.6%
Deferred income taxes	3,075	705	2,370	336.2%
Long-term debt , less current maturities	4,400	6,719	(2,319)	(34.5	) %

Total liabilities	49,123	55,716	(6,593)	(11.8	) %

Shareholders' equity	95,583	89,000	6,583	7.4%

Total liabilities and
shareholders' equity	$144,706	$144,716	(10)	(0.0	) %

Shares outstanding	12,225	12,703	(478)	(3.8	) %

* Derived from audited financial statements

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE TWELVE MONTHS ENDED APRIL 28, 2013 AND APRIL 29, 2012
Unaudited
(Amounts in Thousands)

		TWELVE MONTHS ENDED

		Amounts
		April 28,	April 29,
		2013	2012

Cash flows from operating activities:
	Net income	$18,317	13,296
	Adjustments to reconcile net income to net cash
	provided by operating activities:
	Depreciation	5,115	4,865
	Amortization of other assets	235	243
	Stock-based compensation	562	349
	Deferred income taxes	(344)	(1,682)
	Gain on sale of equipment	-	(168)
	Excess tax benefits related to stock-based compensation	(76)	(64)
	Foreign currency exchange losses (gains)	222	(215)
	Changes in assets and liabilities:
	Accounts receivable	1,667	(4,792)
	Inventories	(1,979)	(7,497)
	Other current assets	(49)	395
	Other assets	(176)	(61)
	Accounts payable	(8,384)	5,426
	Accrued expenses	2,531	1,710
	Accrued restructuring	(40)	(4)
	Income taxes	(526)	202
	Net cash provided by operating activities	17,075	12,003

Cash flows from investing activities:
	Capital expenditures	(4,400)	(5,890)
	Purchase of short-term investments	(105)	(4,797)
	Proceeds from the sale of short-term investments	795	6,707
	Proceeds from life insurance policies	716	-
	Payments on life insurance policies	(19)	-
	Proceeds from the sale of equipment	-	299
	Net cash used in investing activities	(3,013)	(3,681)

Cash flows from financing activities:
	Proceeds from lines of credit	1,000	6,323
	Payments on lines of credit	(1,325)	(5,500)
	Payments on long-term debt	(2,515)	(2,404)
	Debt issuance costs	-	(37)
	Excess tax benefits related to stock-based compensation	76	64
	Repurchase of common stock	(5,022)	(5,384)
	Dividends paid	(7,593)	-
	Proceeds from common stock issued	205	318
	Net cash used in financing activities	(15,174)	(6,620)

Effect of exchange rate changes on cash and cash equivalents		(381)	140

(Decrease) increase in cash and cash equivalents		(1,493)	1,842

Cash and cash equivalents at beginning of period		25,023	23,181

Cash and cash equivalents at end of period		$23,530	25,023

Free Cash Flow (1)		$13,067	6,616

(1) Free Cash Flow reconciliation is as follows:
		FY 2013	FY 2012
A)	Net cash provided by operating activities	$17,075	12,003
B)	Minus: Capital Expenditures	(4,400)	(5,890)
C)	Add: Proceeds from the sale of equipment	-	299
D)	Add: Proceeds from life insurance policies	716	-
E)	Minus: Payments on life insurance policies	(19)	-
F)	Add: Excess tax benefits related to stock-based compensation	76	64
G)	Effects of exchange rate changes on cash and cash equivalents	(381)	140
		$13,067	6,616

CULP, INC. FINANCIAL INFORMATION RELEASE
STATEMENTS OF OPERATIONS BY SEGMENT
FOR THE THREE MONTHS ENDED APRIL 28, 2013 AND APRIL 29, 2012
(Unaudited)

(Amounts in thousands)

	THREE MONTHS ENDED

	Amounts				Percent of Total Sales
	April 28,	April 29,	% Over		April 28,	April 29,
Net Sales by Segment	2013	2012	(Under)		2013	2012

Mattress Fabrics	$40,839	43,389	(5.9	) %	58.0%	57.3%
Upholstery Fabrics	29,536	32,322	(8.6	) %	42.0%	42.7%

Net Sales	$70,375	75,711	(7.0	) %	100.0%	100.0%

Gross Profit by Segment					Gross Profit Margin

Mattress Fabrics	$7,837	8,645	(9.3	) %	19.2%	19.9%
Upholstery Fabrics	5,011	5,053	(0.8	) %	17.0%	15.6%
Gross Profit	$12,848	13,698	(6.2	) %	18.3%	18.1%

Selling, General and Administrative expenses by Segment					Percent of Sales

Mattress Fabrics	$2,449	2,967	(17.5	) %	6.0%	6.8%
Upholstery Fabrics	3,173	3,267	(2.9	) %	10.7%	10.1%
Unallocated Corporate expenses	1,150	1,797	(36.0	) %	1.6%	2.4%
Selling, General and Administrative expenses	6,772	8,031	(15.7	) %	9.6%	10.6%

Operating Income (loss) by Segment					Operating Income (Loss) Margin

Mattress Fabrics	$5,388	5,678	(5.1	) %	13.2%	13.1%
Upholstery Fabrics	1,838	1,786	2.9%		6.2%	5.5%
Unallocated corporate expenses	(1,150)	(1,797)	(36.0	) %	(1.6)%	(2.4	) %
Operating income	6,076	5,667	7.2%		8.6%	7.5%

Depreciation expense by Segment

Mattress Fabrics	$1,143	1,112	2.8%
Upholstery Fabrics	154	152	1.3%
Depreciation expense	1,297	1,264	2.6%

CULP, INC. FINANCIAL INFORMATION RELEASE
STATEMENTS OF OPERATIONS BY SEGMENT
FOR THE TWELVE MONTHS ENDED APRIL 28, 2013 AND April 29, 2012
(Unaudited)
(Amounts in thousands)

	TWELVE MONTHS ENDED

	Amounts					Percent of Total Sales
	April 28,	April 29,		% Over		April 28,		April 29,
Net Sales by Segment	2013	2012		(Under)		2013		2012

Mattress Fabrics	$154,014	145,519		5.8%		57.3%		57.2%
Upholstery Fabrics	114,800	108,924		5.4%		42.7%		42.8%

Net Sales	$268,814	254,443		5.6%		100.0%		100.0%

Gross Profit by Segment						Gross Profit Margin

Mattress Fabrics	$29,546	24,825		19.0%		19.2%		17.1%
Upholstery Fabrics	19,984	14,984		33.4%		17.4%		13.8%
Subtotal	49,530	39,809		24.4%		18.4%		15.6%

Other non-recurring charges	-	(77)	(1)	(100.0	) %	0.0%		(0.0	) %

Gross Profit	49,530	39,732		24.7%		18.4%		15.6%

Selling, General and Administrative expenses by Segment						Percent of Sales

Mattress Fabrics	$9,646	9,061		6.5%		6.3%		6.2%
Upholstery Fabrics	13,031	11,453		13.8%		11.4%		10.5%
Unallocated Corporate expenses	5,768	4,512		27.8%		2.1%		1.8%
Selling, General and Administrative Expenses	28,445	25,026		13.7%		10.6%		9.8%

Operating Income (loss) by Segment						Operating Income (Loss) Margin

Mattress Fabrics	$19,900	15,764		26.2%		12.9%		10.8%
Upholstery Fabrics	6,953	3,531		96.9%		6.1%		3.2%
Unallocated corporate expenses	(5,768)	(4,512)		27.8%		(2.1	) %	(1.8	) %
Subtotal	21,085	14,783		42.6%		7.8%		5.8%

Other non-recurring charges	-	(77)	(1)	(100.0	) %	0.0%		(0.0	) %

Operating Income	$21,085	14,706		43.4%		7.8%		5.8%

Return on Capital (2)

Mattress Fabrics	35.6%	29.4%
Upholstery Fabrics	40.4%	25.7%
Unallocated Corporate	N/A	N/A
Consolidated	29.4%	21.9%

Capital Employed (3)

Mattress Fabrics	57,950	53,910		7.5%
Upholstery Fabrics	17,313	14,518		19.3%
Unallocated Corporate	(2,564)	(541)		N/A
Consolidated	72,699	67,887		7.1%

Depreciation expense by Segment

Mattress Fabrics	$4,487	4,275		5.0%
Upholstery Fabrics	628	590		6.4%
Depreciation expense	5,115	4,865		5.1%

Notes:

(1) The $77 represents employee termination benefits associated with our Anderson, SC plant facility.

(2) See pages 7 and 8 of this financial information release for calculations.

(3) The capital employed balances are as of April 28, 2013 and April 29, 2012

	CULP, INC. FINANCIAL INFORMATION RELEASE
	RETURN ON CAPITAL EMPLOYED BY SEGMENT
	FOR THE TWELVE MONTHS ENDED APRIL 28, 2013
	(Amounts in Thousands)
	(Unaudited)

	Operating Income
	Twelve Months	Average	Return on
	Ended	Capital	Avg. Capital
	April 28, 2013 (1)	Employed (3)	Employed (2)

Mattress Fabrics	$19,900	$55,947	35.6%
Upholstery Fabrics	6,953	17,200	40.4%
(less: Unallocated Corporate)	(5,768)	(1,524)	N/A
Total	$21,085	$71,623	29.4%

Average Capital Employed	As of the three Months Ended April 28, 2013				As of the three Months Ended January 27, 2013				As of the three Months Ended October 28, 2012
	Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total

Total assets	73,954	30,995	39,757	144,706	74,794	33,773	35,230	143,797	74,342	27,240	40,861	142,443
Total liabilities	(16,004)	(13,682)	(19,437)	(49,123)	(18,824)	(15,299)	(17,708)	(51,831)	(19,240)	(10,512)	(17,303)	(47,055)

Subtotal	$57,950	$17,313	$20,320	$95,583	$55,970	$18,474	$17,522	$91,966	$55,102	$16,728	$23,558	$95,388
Less:
Cash and cash equivalents	-	-	(23,530)	(23,530)	-	-	(19,489)	(19,489)	-	-	(23,464)	(23,464)
Short-term investments	-	-	(5,286)	(5,286)	-	-	(5,237)	(5,237)	-	-	(5,241)	(5,241)
Deferred income taxes - current	-	-	(7,709)	(7,709)	-	-	(4,098)	(4,098)	-	-	(4,470)	(4,470)
Income taxes receivable	-	-	(318)	(318)	-	-	-	-	-	-	-	-
Deferred income taxes - non-current	-	-	(753)	(753)	-	-	(4,172)	(4,172)	-	-	(4,738)	(4,738)
Current maturities of long-term debt	-	-	2,200	2,200	-	-	2,366	2,366	-	-	2,401	2,401
Line of credit	-	-	561	561	-	-	576	576	-	-	875	875
Income taxes payable - current	-	-	285	285	-	-	395	395	-	-	385	385
Income taxes payable - long-term	-	-	4,191	4,191	-	-	4,195	4,195	-	-	4,188	4,188
Deferred income taxes - non-current	-	-	3,075	3,075	-	-	856	856	-	-	856	856
Long-term debt, less current maturities	-	-	4,400	4,400	-	-	4,400	4,400	-	-	4,416	4,416

Total Capital Employed	$57,950	$17,313	$(2,564)	$72,699	$55,970	$18,474	$(2,686)	$71,758	$55,102	$16,728	$(1,234)	$70,596

	As of the three Months Ended July 29, 2012				As of the three Months Ended April 29, 2012
	Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total

Total assets	78,098	29,973	35,089	143,160	71,563	33,641	39,512	144,716
Total liabilities	(21,295)	(11,006)	(19,028)	(51,329)	(17,653)	(19,123)	(18,940)	(55,716)

Subtotal	$56,803	$18,967	$16,061	$91,831	$53,910	$14,518	$20,572	$89,000
Less:
Cash and cash equivalents	-	-	(21,889)	(21,889)	-	-	(25,023)	(25,023)
Short-term investments	-	-	(5,200)	(5,200)			(5,941)	(5,941)
Deferred income taxes - current	-	-	(2,337)	(2,337)	-	-	(2,467)	(2,467)
Deferred income taxes - non-current	-	-	(2,715)	(2,715)	-	-	(3,205)	(3,205)
Current maturities of long-term debt	-	-	2,400	2,400	-	-	2,404	2,404
Line of credit	-	-	834	834	-	-	889	889
Income taxes payable - current	-	-	751	751	-	-	642	642
Income taxes payable - long-term	-	-	4,131	4,131	-	-	4,164	4,164
Deferred income taxes - non-current	-	-	705	705	-	-	705	705
Long-term debt, less current maturities	-	-	6,666	6,666	-	-	6,719	6,719

Total Capital Employed	$56,803	$18,967	$(593)	$75,177	$53,910	$14,518	$(541)	$67,887

	Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total

Average Capital Employed (3)	$55,947	$17,200	$(1,524)	$71,623

Notes:
(1) Operating income excludes restructuring and related charges--see reconciliation per page 6 of this financial information release.

(2) Return on average capital employed represents operating income for fiscal 2013 divided by average capital employed.
Average capital employed does not include cash and cash equivalents, short-term investments, long-term debt, including current maturities, line of credit, current and noncurrent deferred tax assets and liabilities, income taxes payable, and income taxes receivable.

(3) Average capital employed computed using the five periods ending April 29, 2012, July 29, 2012, October 28, 2012, January 27, 2013, and April 28, 2013.

	CULP, INC. FINANCIAL INFORMATION RELEASE
	RETURN ON CAPITAL EMPLOYED BY SEGMENT
	FOR THE TWELVE MONTHS ENDED APRIL 29, 2012
	(Amounts in Thousands)
	(Unaudited)

	Operating Income
	Twelve Months	Average	Return on
	Ended	Capital	Avg. Capital
	April 29, 2012 (1)	Employed (3)	Employed (2)

Mattress Fabrics	$15,764	$53,669	29.4%
Upholstery Fabrics	3,531	13,758	25.7%
(less: Unallocated Corporate)	(4,512)	(56)	N/A
Total	$14,783	$67,372	21.9%

Average Capital Employed	As of the three Months Ended April 29, 2012				As of the three Months Ended January 29, 2012				As of the three Months Ended October 30, 2011
	Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total

Total assets	71,563	33,641	39,512	144,716	69,063	29,501	32,893	131,457	68,568	24,462	34,094	127,124
Total liabilities	(17,653)	(19,123)	(18,940)	(55,716)	(16,468)	(11,929)	(17,689)	(46,086)	(15,353)	(11,253)	(16,421)	(43,027)

Subtotal	$53,910	$14,518	$20,572	$89,000	$52,595	$17,572	$15,204	$85,371	$53,215	$13,209	$17,673	$84,097
Less:
Cash and cash equivalents	-	-	(25,023)	(25,023)	-	-	(15,096)	(15,096)	-	-	(13,795)	(13,795)
Short-term investments	-	-	(5,941)	(5,941)	-	-	(8,511)	(8,511)	-	-	(10,482)	(10,482)
Deferred income taxes - current	-	-	(2,467)	(2,467)	-	-	(2,767)	(2,767)	-	-	(2,659)	(2,659)
Income taxes receivable	-	-	-	-	-	-	-	-	-	-	(79)	(79)
Deferred income taxes - non-current	-	-	(3,205)	(3,205)	-	-	(3,903)	(3,903)	-	-	(4,540)	(4,540)
Current maturities of long-term debt	-	-	2,404	2,404	-	-	2,400	2,400	-	-	2,401	2,401
Line of credit	-	-	889	889	-	-	875	875	-	-	-	-
Deferred income taxes - current	-	-	-	-	-	-	-	-	-	-	-	-
Income taxes payable - current	-	-	642	642	-	-	208	208	-	-	373	373
Income taxes payable - long-term	-	-	4,164	4,164	-	-	4,040	4,040	-	-	4,096	4,096
Deferred income taxes - non-current	-	-	705	705	-	-	659	659	-	-	659	659
Long-term debt, less current maturities	-	-	6,719	6,719	-	-	6,766	6,766	-	-	6,818	6,818

Total Capital Employed	$53,910	$14,518	$(541)	$67,887	$52,595	$17,572	$(125)	$70,042	$53,215	$13,209	$465	$66,889

	As of the three Months Ended July 31, 2011				As of the three Months Ended May 1, 2011
	Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total

Total assets	71,325	26,683	31,299	129,307	66,637	25,929	37,485	130,051
Total liabilities	(15,331)	(13,507)	(19,118)	(47,956)	(14,005)	(15,612)	(20,093)	(49,710)

Subtotal	$55,994	$13,176	$12,181	$81,351	$52,632	$10,317	$17,392	$80,341
Less:
Cash and cash equivalents	-	-	(14,570)	(14,570)	-	-	(23,181)	(23,181)
Short-term investments	-	-	(10,443)	(10,443)			(7,699)	(7,699)
Deferred income taxes - current	-	-	(1,237)	(1,237)	-	-	(293)	(293)
Income taxes receivable	-	-	(79)	(79)	-	-	(79)	(79)
Deferred income taxes - non-current	-	-	(2,191)	(2,191)	-	-	(3,606)	(3,606)
Current maturities of long-term debt	-	-	2,409	2,409	-	-	2,412	2,412
Line of credit	-	-	-	-	-	-	-	-
Deferred income taxes - current	-	-	82	82	-	-	82	82
Income taxes payable - current	-	-	345	345	-	-	646	646
Income taxes payable - long-term	-	-	4,178	4,178	-	-	4,167	4,167
Deferred income taxes - non-current	-	-	596	596	-	-	596	596
Long-term debt, less current maturities	-	-	9,079	9,079	-	-	9,135	9,135

Total Capital Employed	$55,994	$13,176	$350	$69,520	$52,632	$10,317	$(428)	$62,521

	Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total

Average Capital Employed (3)	$53,669	$13,758	$(56)	$67,372

Notes:
(1) Operating income excludes restructuring and related charges--see reconciliation per page 6 of this financial information release.

(2) Return on average capital employed represents operating income for fiscal 2012 divided by average capital employed.
Average capital employed does not include cash and cash equivalents, short-term investments, long-term debt, including current maturities, line of credit, current and noncurrent deferred tax assets and liabilities, income taxes payable, and income taxes receivable.

(3) Average capital employed computed using the five periods ending May 1,2011, July 31, 2011, October 30, 2011, January 29, 2012, and April 29, 2012.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED ADJUSTED EFFECTIVE INCOME TAX RATE, NET INCOME AND EARNINGS PER SHARE
FOR THE TWELVE MONTHS ENDED APRIL 28, 2013 AND APRIL 29, 2012
Unaudited
(Amounts in Thousands)

	TWELVE MONTHS ENDED
	Amounts
	April 28,	April 29,
	2013	2012

Consolidated Effective GAAP Income Tax Rate (1)	9.7%	6.4%

Reduction of U.S. Valuation Allowance	59.7%	26.1%

Undistributed Earnings from Foreign Subsidiaries	(34.6)%	-

Non-Cash U.S. Income Tax Expense	(19.3)%	(13.8)%

Non-Cash Foreign Income Tax Expense	(1.3)%	(0.2)%

Consolidated Adjusted Effective Income Tax Rate (2)	14.2%	18.5%

	THREE MONTHS ENDED
	As reported		April 28, 2013	As reported		April 29, 2012
	April 28,		Proforma Net	April 29,		Proforma Net
	2013	Adjustments	of Adjustments	2012	Adjustments	of Adjustments

Income before income taxes	$5,863		$5,863	$5,494		$5,494

Income taxes (3)	2,161	$(1,328)	833	2,071	$(1,055)	1,016
Net income	$3,702	$1,328	$5,030	$3,423	$1,055	$4,478

Net income per share-basic	$0.31	$(0.11)	$0.42	$0.27	$(0.08)	$0.36
Net income per share-diluted	$0.30	$(0.11)	$0.41	$0.27	$(0.08)	$0.35
Average shares outstanding-basic	12,102	12,102	12,102	12,513	12,513	12,513
Average shares outstanding-diluted	12,323	12,323	12,323	12,695	12,695	12,695

	TWELVE MONTHS ENDED
	As reported		April 28, 2013	As reported		April 29, 2012
	April 28,		Proforma Net	April 29,		Proforma Net
	2013	Adjustments	of Adjustments	2012	Adjustments	of Adjustments

Income before income taxes	$20,289		$20,289	$14,198		$14,198

Income taxes (3)	1,972	$909	2,881	902	$1,725	2,627
Net income	$18,317	$(909)	$17,408	$13,296	$(1,725)	$11,571

Net income per share-basic	$1.50	$0.07	$1.42	$1.05	$0.14	$0.91
Net income per share-diluted	$1.47	$0.07	$1.40	$1.03	$0.13	$0.90
Average shares outstanding-basic	12,235	12,235	12,235	12,711	12,711	12,711
Average shares outstanding-diluted	12,450	12,450	12,450	12,866	12,866	12,866

(1) Calculated by dividing consolidated income tax expense by consolidated income before income taxes.

(2) Represents estimated cash income tax expense for our subsidiaries located in Canada and China divided by consolidated income before income taxes.

(3) Proforma taxes calculated using the Consolidated Adjusted Effective Income Tax Rate as reflected above.